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                                                                   EXHIBIT 10.11


                              REMARKETING AGREEMENT

                     AMERICAN XTAL TECHNOLOGY, INC. PROJECT

      REMARKETING AGREEMENT, dated and effective as of December 1, 1998, between AMERICAN XTAL TECHNOLOGY, INC., a Delaware corporation (the "Issuer"), and DAIN RAUSCHER INCORPORATED (the "Remarketing Agent").

      WHEREAS, on December 1, the Issuer issued its Variable Rate Taxable Demand Revenue Bonds Series 1998 in the aggregate principal amount of $11,615,000 (the "Bonds"), pursuant to that certain Trust Indenture dated as of December 1, 1998 (the "Indenture"), between the Issuer and Harris Trust Company of California, as trustee (the "Trustee"); and

      WHEREAS, to support the payment of the principal of, interest on and Purchase Price of the Bonds, U.S. Bank National Association, Fremont, California (the "Bank"), issued its irrevocable direct pay letter of credit (the "Letter of Credit") to the Trustee; and

      WHEREAS, the outstanding Bonds are subject to purchase upon notice and delivery to the Trustee or the Tender Agent (as such term is defined in the Indenture) as provided in the Indenture; and

      WHEREAS, the Issuer and the Remarketing Agent desire to make contract provisions regarding the Remarketing Agent's role as the remarketing agent for the Bonds, in addition to those set forth in the Indenture.

      NOW, THEREFORE, for and in consideration of the covenants herein made, the Issuer and the Remarketing Agent hereby agree as follows:

      SECTION 1. DEFINITIONS. All capitalized terms used in this Remarketing Agreement, which are not otherwise defined herein, shall have the meanings ascribed to them in the Indenture.

      SECTION 2. DUTIES. In reliance upon the representations and agreements, but subject to the terms and conditions contained in the Indenture and in this Remarketing Agreement, the Issuer hereby appoints the Remarketing Agent, and the Remarketing Agent hereby accepts the appointment, as exclusive remarketing agent in connection with the offering and sale of the Bonds from time to time in the secondary market, subsequent to the initial offering, issuance and sale of the Bonds. The Issuer and Remarketing Agent acknowledge that this appointment of the Remarketing Agent is made with the approval of the Issuer and the Bank.

      The Remarketing Agent will perform the duties specified for the Remarketing Agent under the Indenture, all of which are incorporated herein by reference, and this Remarketing Agreement. In acting as Remarketing Agent, the Remarketing Agent will act as agent and not as principal except as expressly provided in this Section.

      The Remarketing Agent may, if it determines to do so in its sole discretion, buy as principal any Bonds but it will not in any event be obligated to do so.

      SECTION 3. DISCLOSURE STATEMENT.

            (a) If the Remarketing Agent determines that it is necessary or desirable to use a disclosure statement ("Disclosure Statement") in connection with its offering of the Bonds, the Remarketing Agent will notify the Issuer and the Issuer will provide the Remarketing Agent with a Disclosure Statement satisfactory to the Remarketing Agent and its counsel in respect of the Bonds. The Issuer will supply the Remarketing Agent with the number of copies of the Disclosure Statement and documents related thereto as the Remarketing Agent requests from time to time and will amend the Disclosure Statement (and/or the documents incorporated by reference in it) so that at all times the Disclosure Statement and any documents related thereto will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements in such documents, in the light of the circumstances under which they were made, not misleading. In addition, the Issuer will take all steps reasonably


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requested by the Remarketing Agent which the Remarketing Agent or its counsel may consider necessary or desirable to register the sale of the Bonds by the Remarketing Agent under any Federal or state securities law or to qualify the Indenture under the Trust Indenture Act of 1939, as amended, and will provide the Remarketing Agent such officers' certificates, counsel opinions, accountants' letters and other documents as may be customary in similar transactions. If the Issuer does not perform its obligations under this Section, the Remarketing Agent may immediately cease remarketing efforts.

            (b) The Issuer has authorized the use by the Remarketing Agent of the Official Statement in connection with the remarketing of Bonds. For purposes of this Remarketing Agreement, the Official Statement and any other documents provided to the Remarketing Agent pursuant to paragraph (a) of this Section shall be considered to be the Disclosure Statement.

      SECTION 4. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE REMARKETING AGENT. The Remarketing Agent, by its acceptance hereof, represents, warrants, covenants and agrees with the Issuer as follows:

            (a) It is authorized by law to perform all of the duties required of it by the Indenture and this Remarketing Agreement.

            (b) The execution and delivery of this Remarketing Agreement and the consummation of the transactions contemplated herein and in the Indenture will not conflict with or constitute on the part of the Remarketing Agent a breach of or a default under its charter documents, its by-laws, or any statute, indenture, mortgage, deed of trust, lease, note agreement or other agreement or instrument to which the Remarketing Agent is a party or by which it or its properties are bound, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Remarketing Agent or any of its activities or properties.

            (c) This Remarketing Agreement has been duly authorized, executed and delivered by the Remarketing Agent.

            (d) It has full power and authority to take all actions required or permitted to be taken by it or under, and to perform and observe the covenants and agreements on its part contained in, this Remarketing Agreement and any other instrument or agreement relating thereto to which it is a party.

            (e) It has, on or before the date hereof, duly taken all action necessary to be taken by it prior to such date for: (i) the execution, delivery and performance of this Remarketing Agreement and any other instrument or agreement relating thereto to which it is a party and which have been executed by the Remarketing Agent in connection with the transactions contemplated by the foregoing documents, and (ii) the carrying out, giving effect to, consummation and performance of the transactions and obligations contemplated hereby and by the Official Statement.

            (f) This Remarketing Agreement and any other instrument or agreement relating thereto to which it is a party which have been executed by the Remarketing Agent in connection with the consummation of the transactions contemplated hereby and by the Official Statement will constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws, or equitable principles relating to or limiting creditors' rights generally.

            (g) The Remarketing Agent will use its best efforts to remarket the Bonds pursuant to the Indenture.

      SECTION 5. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE ISSUER. The Issuer, by its acceptance hereof, represents, warrants, covenants, and agrees with the Remarketing Agent as follows:


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            (a)   It has full power and authority to take all actions required or permitted to be taken by it or under, and to perform and observe the covenants and agreements on its part contained in, the Program Documents (as that term is defined in the Bond Purchase Contract) and any other instrument or agreement relating thereto to which it is a party (collectively, the "Closing Documents").

            (b) It has, on or before the date hereof, duly taken all action necessary to be taken by it prior to such date for: (i) the execution, delivery and performance of the Closing Documents, which have been executed by the Issuer in connection with the transactions contemplated thereby, and (ii) the carrying out, giving effect to, consummation and performance of the transactions and obligations contemplated hereby and by the Official Statement; provided that no representation is made with respect to compliance with the securities or Blue Sky laws of the various states of the United States.

            (c) The Closing Documents which have been executed by the Issuer in connection with the consummation of the transactions contemplated hereby and by the Official Statement will constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws, or equitable principles relating to or limiting creditors' rights generally.

            (d) The execution and delivery of the Closing Documents which have been executed in connection with the consummation of the transactions contemplated hereby and by the Official Statement, the compliance with the terms, conditions or provisions thereof, and the consummation of the transactions therein contemplated do not and will not violate any law, regulation, order, writ, injunction or decree of any court or governmental body or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Issuer pursuant to any mortgage, resolution, agreement or instrument to which the Issuer is a party or by which it or any of its properties is bound other than those provided for in the Closing Documents or contemplated by the parties.

            (e) All authorizations, consents and approvals of, notices to, registrations or filings with, or actions in respect of any governmental body, agency or other instrumentality or court required in connection with the execution, delivery and performance by the Issuer of the Closing Documents and which have been executed in connection with the consummation of the transactions contemplated hereby and by the Official Statement have been obtained, given or taken and are in full force and effect; provided that no representation is made with respect to compliance with the securities or Blue Sky laws of the various states of the United States.

            (f) To the knowledge of the Issuer, other than as described in the Official Statement, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or threatened against or affecting him wherein an unfavorable decision, ruling or finding is likely to have a materially adverse effect on the financial condition or solvency of the Issuer or the ability of the Issuer to perform its obligations under the Closing Documents or any other agreement or instrument to which it is a party and which is used or contemplated for use in consummation of the transactions contemplated hereby or by the Official Statement.

            (g) The Issuer will cooperate with the Remarketing Agent in the qualification of the Bonds for offering and sale and the determination of the eligibility of the Bonds for investment under the laws of such jurisdictions as the Remarketing Agent shall designate and will use its best efforts to continue any such qualifications in effect so long as required for the distribution of all the Bonds by the Remarketing Agent; provided that the Issuer shall not be required to incur any expense, consent to service of process in any such jurisdiction or qualify to do business in any jurisdiction where it is not now so subject.

      SECTION 6. CONDITIONS TO REMARKETING AGENT'S OBLIGATIONS. The obligations of the Remarketing Agent under this Remarketing Agreement have been undertaken in reliance on, and shall be subject to, the due performance by the Issuer of its obligations and agreements to be performed hereunder and to the accuracy of and compliance with the representations, warranties, covenants and agreements of the Issuer contained herein, on and as of the Date of Delivery of this Remarketing Agreement. The obligations of the Remarketing Agent on and as of


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each date on which Bonds are to be offered and sold pursuant to this Remarketing
Agreement are also subject to the following further conditions:

            (a) Each of the Closing Documents shall be in full force and effect and shall not have been amended, modified or supplemented in any way which would materially adversely affect the Bonds, except as may have been agreed to in writing by the Remarketing Agent, and there shall be in full force and effect such additional resolutions, agreements, certificates and opinions, which resolutions, agreements, certificates and opinions shall be satisfactory in form and substance to the Remarketing Agent; and

            (b) No Event of Default (as such term is defined in any of the Closing Documents) shall have occurred and be continuing and no event shall have occurred and be continuing which, with the passage of time or giving of notice or both, would constitute such an Event of Default.

      SECTION 7. INDEMNIFICATION AND CONTRIBUTION.

            (a) The Issuer will indemnify, protect, defend and hold harmless the Remarketing Agent, each of its directors, officers, agents and employees and each person who controls the Remarketing Agent within the meaning of Section 15 of the Securities Act of 1933, as amended (such Act being herein called the "Act" and any such person being herein sometimes called an "Indemnified Party"), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject under any statute or at law or in equity or otherwise, and shall reimburse any such Indemnified Party for any legal or other expenses incurred by it in connection with defending any actions, but only to the extent that such losses, claims, damages, liabilities or actions arise out of or are based upon (i) an allegation or determination that the Bonds, the obligations of the Issuer under the Indenture or this Remarketing Agreement, or the obligations of the Bank under the Letter of Credit should have been registered under the Act or the Indenture should have been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Statement or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but the Issuer shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Issuer by the Remarketing Agent specifically for use in connection with the preparation thereof, or if the person asserting any such loss, claim, damage or liability purchased Bonds from the Remarketing Agent, if delivery to such person of the Disclosure Statement or any amendment or supplement to it would have been a valid defense to the action from which such loss, claim, damage or liability arose and if the same was not delivered to such person by or on behalf of the Remarketing Agent. This indemnity agreement shall not be construed as a limitation on any other liability which the Issuer may have to any Indemnified Party. Notwithstanding the foregoing, this indemnification shall not cover any losses, claims, damages or liabilities caused solely by the negligence of the Indemnified Party or solely by breach of this agreement by the Indemnified Party.

            (b) The Remarketing Agent shall indemnify, protect, defend and hold harmless the Issuer, and each of its directors, officers, agents or employees and each person who controls the Issuer within the meaning of Section 15 of the Act (for purposes of this paragraph (b), an "Indemnified Party") against all losses, damages or liabilities, joint or several, to which such Indemnified Party may become subject under any statute or at law or in equity or otherwise, and will reimburse any such Indemnified Party for any legal or other expenses incurred by it in connection with defending any actions, insofar as such losses, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Disclosure Statement or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but only with reference to written information, if any, relating to the Remarketing Agent furnished to the Issuer by the Remarketing Agent specifically for use in the preparation of a Disclosure Statement. The Issuer and the Remarketing Agent agree that any statements set forth in the Official Statement or a future Disclosure Statement furnished in writing by or on behalf of the Remarketing Agent for inclusion in such documents shall be contained in a subsection entitled "Remarketing of Bonds" and that the Remarketing Agent's indemnification pursuant to this paragraph (b) shall be limited to such Section. This


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indemnity agreement shall not be construed as a limitation on any other liability which the Remarketing Agent may otherwise have to any Indemnified Party, but in no event shall the Remarketing Agent be obligated for double indemnification. Notwithstanding the foregoing, this indemnity shall not cover any losses, claims, damages or liabilities caused solely by the negligence of the Indemnified Party or solely by breach of this agreement by the Indemnified Party.

            (c)   An Indemnified Party (as defined in paragraph (a) or paragraph
(b) of this Section 7) shall, promptly after the receipt of notice of the commencement of any action against such Indemnified Party in respect of which indemnification may be sought against the Remarketing Agent or the Issuer, as the case may be (in either case the "Indemnifying Party"), notify the Indemnifying Party in writing of the commencement thereof. In case any such action shall be brought against an Indemnified Party and such Indemnified Party shall notify the Indemnifying Party, the Indemnifying Party may, or if so requested by such Indemnified Party shall, participate therein or assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of an election so as to assume the defense thereof, such Indemnified Party shall reasonably cooperate in the defense thereof, including without limitation, the settlement of outstanding claims, and the Indemnifying Party will not be liable to such Indemnified Party under this Section 7 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation incurred with the consent of the Indemnifying Party, which consent shall not be unreasonably withheld; provided, however, that unless and until the Indemnifying Party assumes the defense of any such action at the request of such Indemnified Party, the Indemnifying Party shall have the right to participate at its own expense in the defense of any such action. If the Indemnifying Party shall not have employed counsel to have charge of the defense of any such action or if any Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of such Indemnified Party), legal and other expenses incurred by such Indemnified Party shall be borne by the Indemnifying Party. Notwithstanding the foregoing, the Indemnifying Party shall not be liable for any settlement of any action or claim affected without its consent, which consent shall not be unreasonably withheld.

            (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) or (b) of this Section 7 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Issuer or the Remarketing Agent on grounds of policy or otherwise, the Issuer and the Remarketing Agent shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Issuer and the Remarketing Agent may be subject (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer on the one hand and the Remarketing Agent on the other from the remarketing of the Bonds or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer and the Remarketing Agent in connection with the failure to register or qualify certain instruments as described in Section 7(a)(i) or in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuer on the one hand and the Remarketing Agent on the other shall be deemed to be in the same proportion as the aggregate principal amount of the Bonds remarketed pursuant to this Agreement bear to the total remarketing fees received by the Remarketing Agent. The relative fault of the Issuer on the one hand and of the Remarketing Agent on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

            (e) The Issuer and the Remarketing Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.


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Notwithstanding the provisions of this Section 7, (i) the Remarketing Agent shall not be required to contribute any amount in excess of the remarketing fee applicable to the Bonds remarketed pursuant to this Remarketing Agreement; and
(ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

            (f) The indemnification and contribution obligations of all parties to this Remarketing Agreement contained in this Section 7 shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Remarketing Agent, by or on behalf of any person controlling the Remarketing Agent or by or on behalf of the Issuer or (ii) any termination of this Remarketing Agreement.

            (g) For purposes of this Section 7, each person who controls the Remarketing Agent within the meaning of Section 15 of the Act shall have the same rights as the Remarketing Agent and each person who controls the Issuer within the meaning of Section 15 of the Act shall have the same rights as the Issuer. Any party entitled to contribution shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder.

      SECTION 8. FEES AND EXPENSES. In consideration of the Remarketing Agent's services under this Remarketing Agreement, the Issuer will pay the Remarketing Agent an annual amount equal to one eighth of one percent (1/8 of 1%) of the aggregate principal amount of Bonds outstanding under the Indenture, payable semi-annually in arrears on the first Business Day of each January and July commencing in July, 1999, and computed on the basis of the aggregate principal amount of the Bonds then outstanding. The Issuer also will pay all expenses in connection with the preparation of any Disclosure Statement and the registration of the Bonds and any other documents relating to the Bonds under any securities laws, qualifying the Indenture under the Trust Indenture Act and will reimburse the Remarketing Agent for all its direct out of pocket expenses incurred by it as Remarketing Agent under this Remarketing Agreement and the Indenture, including counsel fees and disbursements. This expense reimbursement obligation shall not be construed as covering the expenses of the initial issuance of the Bonds.

      SECTION 9. DEALING IN BONDS BY TENDER AGENT, BANK AND REMARKETING AGENT. The Tender Agent, the Bank or the Remarketing Agent, in their respective individual capacities may in good faith buy, sell, own, hold and deal in any of the Bonds, and may join in any action which any Bond owners may be entitled to take with like effect as if it did not act in any capacity hereunder. The Tender Agent or the Remarketing Agent, in their respective individual capacities, either as principal or agent, may also engage in or be interested in any financial or other transaction with the Issuer, and may act as depository, trustee or agent for other obligations of the Issuer as freely as if it did not act in any capacity hereunder.

      SECTION 10. INTENTION OF PARTIES. It is the intention of the parties hereto that no purchase, sale or transfer of any Bonds, as herein provided and provided in the Indenture, shall constitute or be construed to be extinguishment of any Bonds or the indebtedness represented thereby or the reissuance of any Bonds.

      SECTION 11. FAILURES. The Remarketing Agent will not be liable to the Issuer, the Trustee, the Tender Agent or the Bank on account of the failure of any person to whom the Remarketing Agent has sold a Bond to pay for such Bond or to deliver any document in respect of the sale. It is understood and agreed that the Remarketing Agent shall not be obligated to advance its own funds to purchase, or to effect the purchase of, any Bonds.

      SECTION 12. REMARKETING AGENT'S PERFORMANCE.

            (a) The duties and obligations of the Remarketing Agent as Remarketing Agent shall be determined solely by the express provisions of this Remarketing Agreement and the Indenture, and the Remarketing Agent shall not be responsible for the performance of any other duties and obligations than as are specifically set


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forth in this Remarketing Agreement and the Indenture, and no implied covenants or obligations shall be read into this Remarketing Agreement or the Indenture against the Remarketing Agent.

            (b) The Remarketing Agent may conclusively rely upon any notice or document given or furnished to the Remarketing Agent and conforming to the requirements of this Remarketing Agreement or the Indenture and shall be protected in acting upon any such notice or document reasonably believed by it to be genuine and to have been given, signed or presented by the proper party or parties.

            (c) The Remarketing Agent shall not be liable for any actions taken or omitted to be taken pursuant to this Remarketing Agreement, except for its own gross negligence or willful misconduct.

      SECTION 13. TERMINATION. This Remarketing Agreement will terminate upon the retirement of the Bonds or the effective resignation or removal of the Remarketing Agent as Remarketing Agent in accordance with the Indenture. The Remarketing Agent will resign as Remarketing Agent under the Remarketing Agreement if requested to do so by the Issuer in writing and may resign at any time. Following termination, the provisions of Section 7 hereof will continue in effect, and each party will pay the other any amounts owing at the time of termination.

      SECTION 14. MISCELLANEOUS.

            (a) Except as otherwise provided, any notice or other communication herein required or permitted to be given shall be in writing or by telex or facsimile transmission or by telephone with subsequent written confirmation and may be personally served or sent by United States mail, first class postage prepaid, and shall be deemed to have been given upon receipt by the party notified. For the purposes hereof, the address of the parties (until notice of a change thereof is delivered as provided in this section shall be as follows:

      Remarketing Agent:                 DAIN RAUSCHER INCORPORATED
                                         Short-Term Department
                                         115 Broadway, 17th Floor
                                         New York, NY  10006
                                         Tel: (212) 669-5528
                                         Fax: (212) 669-5535

      Issuer:                            AMERICAN XTAL TECHNOLOGY, INC.
                                         Mr. Guy D. Atwood
                                         4311 Solar Way
                                         Fremont, CA 94538
                                         Tel: (510) 683-5900 ext. 192
                                         Fax: (510) 683-5901

      The Remarketing Agent and the Issuer may, by notice given under this Remarketing Agreement, designate other addresses to which notices or other communications shall be directed.

            (b) This Remarketing Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. The terms "successors" and "assigns" shall not include any purchaser of any of the Bonds merely because of such purchase.

            (c) All of the representations, warranties and covenants made in this Remarketing Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any party hereto,
(ii) delivery of and any payment for any Bonds hereunder, or (iii) termination or cancellation of this Remarketing Agreement.


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            (d)   Section headings have been inserted in this Remarketing
Agreement as a matter of convenience of reference only, and it is agreed that the section headings are not a part of this Remarketing Agreement and will not be used in the interpretation of any provisions of this Remarketing Agreement.

            (e) If any provision of this Remarketing Agreement shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions, or in all jurisdictions because it conflicts with any provisions of any constitution, statute, rule or public policy, or any other reason, such circumstances shall not have the effect of rendering the provisions in question invalid, inoperative or unenforceable in any other case or circumstance, or of rendering any other provisions of this Remarketing Agreement invalid, inoperative or unenforceable to any extent whatsoever.

            (f) This Remarketing Agreement may be executed in several counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same document.

            (g) The terms of this Remarketing Agreement shall not be waived, altered, modified, amended or supplemented in any manner whatsoever except by written instrument signed by all of the parties hereto.

            (h) This Remarketing Agreement shall be governed by and construed in accordance with the laws of the State of California.

            IN WITNESS WHEREOF, the Remarketing Agent and the Issuer have caused this Remarketing Agreement to be signed in their names by the undersigned officers, hereunto duly authorized, all as of the day and year first above written.

REMARKETING AGENT:

DAIN RAUSCHER INCORPORATED


By:  /s/ Pamela Becker
     --------------------------------------
         Authorized Representative

ISSUER:

AMERICAN XTAL TECHNOLOGY, INC.,


By:  /s/ Guy Atwood
     --------------------------------------
         Authorized Representative


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